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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report:                           March 28, 2001
            (Date of earliest event reported):       (March 28, 2001)
                                              -----------------------------


                                  AMSURG CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          TENNESSEE                      000-22217              62-1493316
-------------------------------         ------------        ------------------
(State or other jurisdiction of         (Commission          (I.R.S. employer
incorporation or organization)          File Number)        identification no.)



                 20 BURTON HILLS BOULEVARD
                   NASHVILLE, TENNESSEE                        37215
         ----------------------------------------              -----
         (Address of principal executive offices)           (Zip code)


                                 (615) 665-1283
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

         A press release issued by AmSurg Corp. on March 28, 2001 is attached hereto as Exhibit 99.


















































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMSURG CORP.


                                          By: /s/ Claire M. Gulmi
                                              ---------------------------------
                                                  CLAIRE M. GULMI
                                                  Senior Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Duly Authorized Officer)



Date: March 28, 2001



































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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                       DESCRIPTION
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  99              Press release dated March 28, 2001














































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